SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 27, 2004

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Pursuant to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K for the event dated December 27, 2004, to include the historical financial statements and pro forma financial information required by Item 9.01 (a) and (b).

FORM 8-K/A

INDEX

Item 2.01. Acquisition or Disposition of Assets	3
Item 9.01. Financial Statements, Pro Forma Financial Information, and Exhibits	5
a. FGSB Hotel Portfolio Financial Statements
Report of Independent Auditors	5
Combined Historical Summaries of Revenue and Direct Operating Expenses for the nine months ended September 30, 2004 (unaudited) and years ended December 31, 2003, 2002, and 2001	6
Notes to Combined Historical Summaries of Revenue and Direct Operating Expenses for the nine months ended September 30, 2004 (unaudited) and years ended December 31, 2003, 2002, and 2001	7
b. Pro Forma Financial Information (Unaudited)	11
Pro Forma Consolidated Balance Sheet as of September 30, 2004	13
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004	15
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003	18
c. Exhibits	22
23.1 Consent of Independent Auditors
SIGNATURE	23
Consent of Independent Auditors

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS

On December 27, 2004, Ashford Hospitality Trust, Inc. (the “Company”) entered into a definitive agreement to acquire the FGSB Hotel Portfolio, which includes twenty-one hotels, including one hotel with an office building (“FGSB Properties”), for approximately $250.0 million, which consists of approximately $35.0 million in cash, approximately $164.7 million of assumed debt, and approximately $50.3 million worth of limited partnership units (which equates to 4,994,150 units using a 20-day average common stock closing price calculated five days prior to announcing the transaction). The purchase price was the result of an arms’ length negotiation.

The FGSB Properties are owned by separate limited partnerships, each with primarily similar ownership, and certain of the ultimate partners are affiliated through common ownership and management with the Company. In addition, certain of the FGSB Properties maintain food and beverage operations, each of which are owned by separate Company-affiliated corporations. The twenty-one FGSB Properties are listed below:

a. Historic Inns, Annapolis, MD

b. Holiday Inn, Coral Gables, FL

c. Inn on the Square, Falmouth, MA

d. Ramada Regency Inn, Hyannis, MA

e. Crowne Plaza, Key West, FL

f. Sheraton, Minnetonka, MN

g. Radisson, Rockland, MA

h. Gull Wing Suites, South Yarmouth, MA

i. Ramada Inn, Warner Robins, GA

j. Best Western, Dallas, TX

k. Radisson, Ft. Worth, TX

l. Crowne Plaza, Los Angeles, CA

m. Radisson Airport, Indianapolis, IN

n. Radisson City Center, Indianapolis, IN

o. Radisson, Milford, MA

p. Embassy Suites, Houston, TX

q. Nassau Bay Hilton, Nassau Bay, TX

r. Hilton, St. Petersburg, FL

s. Embassy Suites and Admiralty Office Building, Palm Beach, FL

t. Howard Johnson, Commack, NY

u. Howard Johnson, Westbury, NY

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

REPORT OF INDEPENDENT AUDITORS

To the Management of the
FGSB Hotel Portfolio and the
Board of Trustees and Shareholders of
Ashford Hospitality Trust, Inc.

We have audited the accompanying Combined Historical Summaries of Revenue and Direct Operating Expenses (the “Combined Historical Summaries”) of the FGSB Hotel Portfolio (as described in Note 1) for the years ended December 31, 2003, 2002, and 2001. The Combined Historical Summaries are the responsibility of FGSB Hotel Portfolio’s management. Our responsibility is to express an opinion on the Combined Historical Summaries based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Combined Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summaries. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Combined Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and is not intended to be a complete presentation of the FGSB Hotel Portfolio’s revenue and expenses.

In our opinion, the Combined Historical Summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of the FGSB Hotel Portfolio for the years ended December 31, 2003, 2002, and 2001, in conformity with accounting principles generally accepted in the United States of America.

Certified Public Accountants

New York, New York
December 27, 2004

FGSB HOTEL PORTFOLIO

COMBINED HISTORICAL SUMMARIES OF REVENUE AND DIRECT OPERATING EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
AND YEARS ENDED DECEMBER 31, 2003, 2002, and 2001

	Nine Months
	Ended	Year	Year	Year
	September 30, 2004	Ended	Ended	Ended
	(unaudited)	December 31, 2003	December 31, 2002	December 31, 2001
Revenue
Rooms	$67,200,592	$81,148,674	$82,018,009	$86,520,702
Food and beverage	16,716,664	22,671,895	22,164,855	23,087,923
Office building	1,471,510	1,956,939	1,866,084	1,709,316
Other	3,550,792	4,865,431	5,752,936	7,134,425

Total Revenue	88,939,558	110,642,939	111,801,884	118,452,366

Direct Operating Expenses
Rooms	13,451,747	16,746,679	16,511,862	16,687,427
Food and beverage	10,099,853	16,943,301	17,180,422	17,717,424
Office building	865,736	1,124,947	933,377	920,909
Other direct	1,247,671	1,133,341	1,189,099	1,356,179
Indirect	32,646,397	41,694,589	40,645,721	44,600,830
Property taxes and insurance	6,387,694	9,104,844	9,519,847	8,029,079
Management fees	3,192,423	3,453,292	3,475,776	3,704,359

Total Direct Operating Expenses	67,891,521	90,200,993	89,456,104	93,016,207

Excess Revenue Over Direct Operating Expenses	$21,048,037	$20,441,946	$22,345,780	$25,436,159

The accompanying notes are an integral part of these financial statements.

FGSB HOTEL PORTFOLIO

NOTES TO COMBINED HISTORICAL SUMMARIES OF REVENUE
AND DIRECT OPERATING EXPENSES

1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Combined Historical Summaries present the revenue and direct operating expenses of twenty-one hotel properties (the “Properties”), including one hotel and office building combined property, for the nine months ended September 30, 2004 (unaudited) and for the years ended December 31, 2003, 2002, and 2001. The Properties are owned by separate limited partnerships, each with primarily similar ownership, and certain of the ultimate partners are affiliated through common ownership and management with Ashford Hospitality Trust, Inc. (“AHT”). In addition, certain of the Properties maintain food and beverage operations, each of which are owned by separate AHT-affiliated corporations. The Properties and the food and beverage operations are hereinafter collectively referred to as the “FGSB Hotel Portfolio” and are comprised as follows:

a. Historic Inns, Annapolis, MD

b. Holiday Inn, Coral Gables, FL

c. Inn on the Square, Falmouth, MA

d. Ramada Regency Inn, Hyannis, MA

e. Crowne Plaza, Key West, FL

f. Sheraton, Minnetonka, MN

g. Radisson, Rockland, MA

h. Gull Wing Suites, South Yarmouth, MA

i. Ramada Inn, Warner Robins, GA

j. Best Western, Dallas, TX

k. Radisson, Ft. Worth, TX

l. Crowne Plaza, Los Angeles, CA

m. Radisson Airport, Indianapolis, IN

n. Radisson City Center, Indianapolis, IN

o. Radisson, Milford, MA

p. Embassy Suites, Houston, TX

q. Nassau Bay Hilton, Nassau Bay, TX

r. Hilton, St. Petersburg, FL

s. Embassy Suites and Admiralty Office Building, Palm Beach, FL

t. Howard Johnson, Commack, NY

u. Howard Johnson, Westbury, NY

On December 27, 2004, AHT and Ashford Hospitality Limited Partnership, L.P. (“Operating Partnership”) agreed in principle, pursuant to a Combined Contribution and Purchase and Sale Agreement, to acquire the FGSB Hotel Portfolio for a value of approximately $250,000,000, for consideration consisting of cash, Common Partnership Units of the Operating Partnership, and the assumption of secured indebtedness of the FGSB Hotel Portfolio as of the closing date. The Combined Historical Summaries were prepared for the purpose of assisting the management of AHT in complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the Combined Historical Summaries exclude certain items not comparable to the proposed future operations of the FGSB Hotel Portfolio such as mortgage interest expense, depreciation expense, and interest income. Consequently, the Combined Historical Summaries are not representative of the actual operations of the FGSB Hotel Portfolio for the periods presented nor are they necessarily indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Revenue and Direct Operating Expenses

Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from telephone services and meeting and banquet room rentals. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

(b) Advertising and Promotion Costs

Advertising and promotion costs are expensed as incurred. For the nine months ended September 30, 2004, and the years ended December 31, 2003, 2002, and 2001, total advertising and promotion costs were approximately $293,000 (unaudited), $399,000, $469,000, and $505,000, respectively.

(c) Repairs and Maintenance Costs

Repairs and maintenance costs that do not extend the life of the related property are expensed as incurred.

(d) Use of Estimates

The preparation of the Combined Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Combined Historical Summaries and accompanying notes. Actual results could differ from those estimates.

3. LEASES

The FGSB Hotel Portfolio has entered into certain noncancelable operating leases for certain equipment, a parking garage, and four ground leases. The leases expire on various dates through 2084. For the nine months ended September 30, 2004 and the years ended December 31, 2003, 2002, and 2001, total rent expense was approximately $1,679,000 (unaudited), $2,037,000, $1,894,000, and $1,751,000, respectively, inclusive of approximately $163,000 (unaudited), $175,000, $191,000, and $207,000, respectively, of percentage rent paid in connection with one of the ground leases. Future minimum lease payments under these leases as of September 30, 2004 and December 31, 2003 are as follows:

	As of
	September 30, 2004		As of
	(unaudited)		December 31, 2003
2004-2005	$396,000	2004	$453,000
2005-2006	360,000	2005	382,000
2006-2007	300,000	2006	338,000
2007-2008	290,000	2007	295,000
2008-2009	287,000	2008	287,000
Thereafter	16,830,000	Thereafter	16,960,000

Total	$18,463,000	Total	$18,715,000

The above future minimum lease payments exclude any minimum rentals required under the ground lease for the land at the Radisson Airport in Indianapolis, Indiana, which expires in 2034. The minimum annual base rental payments as of December 31, 2003 of $550,000 will remain in effect unless a new midfield terminal is opened at the Indianapolis International Airport, at which time the minimum annual rental will be reduced to $24,000.

4. TENANT LEASING OPERATIONS AT ADMIRALTY OFFICE BUILDING LOCATED IN PALM BEACH, FLORIDA

The Admiralty Office Building derives rental income from operating leases of commercial space at the office building located in Palm Beach, Florida.

As of September 30, 2004 and December 31, 2003, minimum future base rentals required to be paid under noncancellable tenant leases are summarized as follows:

	As of
	September 30, 2004		As of
	(unaudited)		December 31, 2003
2004-2005	$1,841,000	2004	$1,895,000
2005-2006	1,738,000	2005	1,511,000
2006-2007	1,543,000	2006	1,080,000
2007-2008	1,409,000	2007	1,066,000
2008-2009	1,339,000	2008	880,000
Thereafter	2,255,000	Thereafter	1,905,000

Total	$10,125,000	Total	$8,337,000

In addition, the leases require payments of additional rentals based upon various escalation clauses. For the nine months ended September 30, 2004 and the years ended December 31, 2003, 2002, and 2001, additional rentals amounted to approximately $19,000 (unaudited), $15,000, $25,000, and $32,000, respectively.

5. RELATED PARTY TRANSACTIONS

The FGSB Hotel Portfolio participates in transactions with related parties, all under common ownership (see (a) and (b) below):

(a)	The FGSB Hotel Portfolio has entered into management agreements with an affiliated entity relating to the operation of each of the hotel properties. These agreements, which expire beginning in 2007 through 2020, provide for a management fee generally based upon 3% of gross revenue, as defined.

In addition, the Admiralty Office Building has entered into a management agreement with an affiliated entity relating to the operations of the office building property. The agreement, which expires in 2010, provides for a management fee based upon 3% of gross income, as defined.

(b)	The FGSB Hotel Portfolio pays fees to two affiliated entities representing the reimbursement of certain administrative costs and certain overhead costs incurred on behalf of the hotel properties. These fees amounted to approximately $983,000 (unaudited) and $706,000 (unaudited), respectively, for the nine months ended September 30, 2004, approximately $1,380,000 and $742,000, respectively, for the year ended December 31, 2003, approximately $1,055,000 and $653,000, respectively, for the year ended December 31, 2002, and approximately $1,210,000 and $752,000, respectively, for the year ended December 31, 2001.

6. FRANCHISE AGREEMENTS

Nineteen of the twenty-one FGSB Hotel Portfolio properties operate under franchise agreements. The hotel properties pay royalty fees to various franchisors of up to 5% of gross room revenue, as well as additional fees for marketing, reservations, and other related activities. These franchise agreements expire beginning in 2005 through 2016. For the nine months ended September 30, 2004, and the years ended December 31, 2003, 2002, and 2001, franchise fees of approximately $3,467,000 (unaudited), $5,201,000, $5,538,000, and $5,942,000, respectively, are included in indirect operating expenses in the accompanying Combined Historical Summaries.

ASHFORD HOSPITALITY TRUST, INC.

CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of Ashford Hospitality Trust, Inc. (the “Company”) and adjusted to give effect to 1) the completion of the Company’s formation transactions and its initial public offering on August 29, 2003, 2) the acquisition of five hotel properties from FelCor Lodging Limited Partnership (the “FelCor Properties”) on October 8, 2003, and 3) the acquisition of four hotel properties from Noble Investment Group (the “Noble Properties”) on November 24, 2003, 4) the acquisitions of four individual hotel properties (the “Acquired Properties”) from each of JHM Ruby Lake Hotel, Ltd. (“JHM”), Huron Jacksonville Limited Partnership (“Huron”), BPG Hotel Partners V (“BPG”), and Household OPEB I, Inc. (“Household”), which closed on March 24, 2004, April 2, 2004, May 17, 2004, and July 7, 2004, respectively, 5) the acquisition of four hotel properties from Day Hospitality Group, Inc. (the “Day Properties”) on July 23, 2004, 6) the acquisition of nine hotel properties from Dunn Hospitality Group, Inc. (the “Dunn Properties”) on September 2, 2004, and the related interest expense associated with the $210.0 million term loan, net of debt reductions, which also closed September 2, 2004, 7) the acquisition of one hotel property from Atrium Plaza, LLC (“Hyatt Orange County Hotel”) on October 1, 2004, 8) the impending acquisition of twenty-one hotel properties from limited partnerships with similar ownership that are affiliated with the Company (“FGS Properties”), 9) additional interest expense associated with the $27.8 million mortgage note payable executed on December 24, 2004, the $60.0 million credit facility executed on February 5, 2004, the $9.7 million mortgage note payable executed on July 7, 2004, the $19.6 million mortgage note payable executed on July 23, 2004, and the $15.0 million credit facility draw executed on October 1, 2004, as if such debt instruments were outstanding the entire periods presented, 10) the issuance of Series A preferred stock on September 22, 2004, and the related dividends associated with such preferred stock, and 11) the impending issuance of Series B convertible preferred stock, and the related dividends associated with such preferred stock.

The Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2004 has been prepared to reflect the acquisitions of Hyatt Orange County Hotel and FGS Properties and the issuance of the Series B convertible preferred stock, as if such transactions had occurred on September 30, 2004.

The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2003 and the nine-month period ended September 30, 2004 have been prepared to present the results of operations of the Company as if the following transactions occurred at the beginning of each period presented: the formation transactions and initial public offering, the acquisitions of the Felcor Properties, the Noble Properties, the Acquired Properties, the Day Properties, the Dunn Properties, Hyatt Orange County Hotel, and the FGS Properties, the completions of the $27.8 million mortgage note payable, the $60.0 million credit facility, the $9.7 million mortgage note payable, the $19.6 million mortgage note payable, the $15.0 million draw on the credit facility, and the $210.0 million term loan, net of the related debt reductions associated with the completion of the $210.0 term loan, and the declaration of preferred stock dividends associated with the Series A and Series B preferred stock.

The following consolidated pro forma financial statements should be read in conjunction with the Company’s Form 8-K filed with the Securities and Exchange Commission on December 28, 2004, which announced the acquisition of the FGS Properties, the Company’s consolidated financial statements and notes thereto for the year ended December 31, 2003, which are incorporated by reference in the Company’s Form 10-K, filed March 29, 2004, and the Combined Historical Summary of Revenue and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company’s opinion, all significant adjustments necessary to reflect the acquisition have been made.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Balance Sheet
As of September 30, 2004
(Unaudited)

		(a)				(c)
		Hyatt Orange		(b)		Preferred
	Historical	County		FGS		Stock	Pro Forma
	September 30,	Pro Forma		Pro Forma		Pro Forma	September 30,
	2004	Adjustments		Adjustments		Adjustments	2004
Assets
Investment in hotel properties, net	$347,738,782	$81,563,572	(1)	$264,000,000	(1)	$—	$693,302,354
Cash	92,344,154	(66,563,572	)(2),(4)	(43,008,909	)(3)	74,500,000 (5)	57,271,673
Restricted cash	21,029,522	—		—		—	21,029,522
Accounts receivable, net of allowance	4,473,071	—		—		—	4,473,071
Inventories	464,703	—		—		—	464,703
Notes receivable	90,552,800	—		—		—	90,552,800
Deferred costs, net	10,249,080	—		—		—	10,249,080
Prepaid expenses	1,834,236	—		—		—	1,834,236
Other assets	2,274,142	—		—		—	2,274,142
Due from affiliates	195,060	—		—		—	195,060

Total assets	$571,155,550	$15,000,000		$220,991,091		$74,500,000	$881,646,641

Liabilities and Owners’ Equity
Indebtedness	$286,422,168	$15,000,000	(4)	$170,700,000	(3)	$—	$472,122,168
Capital leases payable	369,927	—		—		—	369,927
Accounts payable	5,690,010	—		—		—	5,690,010
Accrued expenses	10,074,102	—		—		—	10,074,102
Other liabilities	208,313	—		—		—	208,313
Dividends payable	4,467,172	—		—		—	4,467,172
Deferred income	519,872	—		—		—	519,872
Due to affiliates	1,026,910	—		—		—	1,026,910

Total liabilities	$308,778,474	$15,000,000		$170,700,000		$—	$494,478,474

Commitments & contingencies	$—	$—		$—		$—	$—
Minority interest	$40,128,755	$—		$50,291,091	(3)	$—	$90,419,846

Preferred stock — Series A	$23,000	$—		$—		$—	$23,000
Preferred stock — Series B	—	—		—		74,479 (5)	74,479
Common stock	258,104	—		—		—	258,104
Additional paid-in capital	235,124,140	—		—		74,425,521 (5)	309,549,661
Unearned compensation	(4,542,279)	—		—		—	(4,542,279)
Accumulated other comprehensive income loss	(102,831)	—		—		—	(102,831)
Accumulated deficit	(8,511,813)	—		—		—	(8,511,813)

Total owners’ equity	$222,248,321	$—		$—		$74,500,000	$296,748,321

Total liabilities and owners’ equity	$571,155,550	$15,000,000		$220,991,091		$74,500,000	$881,646,641

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma balance sheet.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the acquisition of Hyatt Orange County Hotel on October 1, 2004.

(b)	Represents pro forma adjustments to reflect the impending acquisition of FGS Properties, expected to close by February 2005.

(c)	Represents pro forma adjustments to reflect the anticipated issuance of convertible preferred stock (7,447,865 shares at $10.07 per share).

(1)	Represents management’s estimate of the allocation of the purchase price, including closing costs and debt market value premium adjustment.

(2)	Represents payment of the purchase price, closing costs, and related costs of acquiring the properties.

(3)	Represents components of purchase price, including cash, assumed debt with market value premium adjustment, and 4,994,150 units of limited partnership interest valued at $10.07 per unit, which was determined using a 20-day average common stock closing price calculated five days prior to announcing the transaction.

(4)	Represents an additional $15.0 million draw to the Company’s credit facility.

(5)	Represents pro forma adjustments to reflect the anticipated issuance of convertible preferred stock (7,447,865 shares at $10.07 per share), including estimated costs of approximately $500,000.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2004
(Unaudited)

		(a)
		Acquired		(b)		(c)		(d)
	Historical	Properties		Day		Dunn		Hyatt
	September 30,	Pro Forma		Pro Forma		Pro Forma		Pro Forma
	2004	Adjustments		Adjustments		Adjustments		Adjustments
Revenue
Rooms	$59,991,874	6,724,722	(4)	4,491,274	(4)	13,555,979	(4)	11,851,663	(4)
Food and beverage	8,176,507	2,417,885	(4)	—	(4)	369,796	(4)	7,224,175	(4)
Other	2,366,860	458,812	(4)	59,298	(4)	376,941	(4)	1,716,191	(4)

Total hotel revenue	70,535,241	9,601,419		4,550,572		14,302,716		20,792,029
Interest income from mezzanine loans	4,946,547	—		—		—		—
Asset management fees	1,000,033	—		—		—		—

Total Revenue	76,481,821	9,601,419		4,550,572		14,302,716		20,792,029

Expenses
Hotel operating expenses
Rooms	13,595,603	1,429,482	(4)	1,054,124	(4)	1,524,070	(4)	3,854,293	(4)
Food and beverage	6,229,246	1,445,996	(4)	—	(4)	448,800	(4)	5,840,563	(4)
Other direct	1,334,411	237,503	(4)	35,160	(4)	355,494	(4)	516,460	(4)
Indirect	23,361,370	3,504,984	(4)	1,652,766	(4)	5,169,955	(4)	5,477,818	(4)
Management fees	2,191,532	336,599	(4)	227,556	(4)	852,834	(4)	609,017	(4)
Property taxes, insurance, and other	4,928,028	329,520	(4)	187,483	(4)	712,744	(4)	755,400	(4)
Depreciation & amortization	6,727,667	936,082	(5)	403,064	(5)	1,566,597	(5)	2,473,528	(5)
Corporate general and administrative	8,701,264	—		—		—		—

Total Operating Expenses	67,069,121	8,220,166		3,560,153		10,630,494		19,527,079

Operating Income (Loss)	9,412,700	1,381,253		990,419		3,672,222		1,264,950

Interest income	247,087	—		—		—		—
Interest expense and amortization of loan costs	(7,949,535)	(822,087	)(6)	(606,089	)(6)	(1,002,900	)(7)	(480,000	)(13)
						(1,451,274	)(8)

Net Income (Loss) before Minority Interest and Income Taxes	1,710,252	559,166		384,330		1,218,048		784,950

Income tax benefit (expense)	(687,176)	—	(1)	—	(1)	—	(1)	—	(1)
Minority interest	(165,037)	(310,585	)(3)	(115,530	)(3)	(366,145	)(3)	(235,956	)(3)

Net Income (Loss)	$858,039	248,582		268,800		851,903		548,994

(Continued on next page.)

Ashford Hospitality Trust, Inc.
Consolidated Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2004
(Unaudited)

	(e)		(f)		Adjusted
	FGS		Debt		Pro Forma
	Pro Forma		Pro Forma		September 30,
	Adjustments		Adjustments		2004
Revenue
Rooms	67,200,592	(4)	—		$163,816,104
Food and beverage	16,716,664	(4)	—		34,905,027
Other	5,022,302	(4)	—		10,000,404

Total hotel revenue	88,939,558		—		208,721,535
Interest income from mezzanine loans	—		—		4,946,547
Asset management fees	—		—		1,000,033

Total Revenue	88,939,558		—		214,668,115

Expenses
Hotel operating expenses
Rooms	13,451,747	(4)	—		34,909,319
Food and beverage	10,099,853	(4)	—		24,064,458
Other direct	2,113,407	(4)	—		4,592,435
Indirect	32,646,397	(4)	—		71,813,290
Management fees	3,192,423	(4)	—		7,409,961
Property taxes, insurance, and other	6,387,694	(4)	—		13,300,869
Depreciation & amortization	9,898,517	(5)	—		22,005,455
Corporate general and administrative	—		—		8,701,264

Total Operating Expenses	77,790,038		—		186,797,050

Operating Income (Loss)	11,149,520		—		27,871,065

Interest income	—		—		247,087
Interest expense and amortization of loan costs	(8,223,823	)(9)	(228,561	)(10)	(20,977,898)
			(213,629	)(11)

Net Income (Loss) before Minority Interest and Income Taxes	2,925,697		(442,190)		7,140,254

Income tax benefit (expense)	—	(1)	—	(1)	(687,176)
Minority interest	(879,465	)(3)	132,922	(3)	(1,939,795)

Net Income (Loss)	2,046,232		(309,268)		$4,513,283

Preferred dividends				(12)	(6,815,291)

Net Income (Loss) Applicable to Common Shareholders					$(2,302,008)

Earnings (Loss) Per Share:
Basic					$(0.09)

Diluted			anti-dilutive		$(0.08)

Weighted Average Shares Outstanding:
Basic				(2)	25,293,969

Diluted				(2)	43,842,060

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the acquisition of the Acquired Properties on various dates in 2004, and the completion of the related $9.7 million mortgage note payable on July 7, 2004.

(b)	Represents pro forma adjustments to reflect the acquisition of Day Properties on July 23, 2004, and the completion of the related $19.6 million mortgage note payable on July 23, 2004.

(c)	Represents pro forma adjustments to reflect the acquisition of Dunn Properties on September 2, 2004, and the completion of the related $210.0 million term loan, net of debt payments of $127.6 million, completed September 2, 2004.

(d)	Represents pro forma adjustments to reflect the acquisition of Hyatt Orange County Hotel on October 1, 2004.

(e)	Represents pro forma adjustments to reflect the acquisition of FGS Properties, expected to close by February 2005.

(f)	Represents pro forma adjustments to reflect the completion of the $27.8 million mortgage note payable and the $60.0 million credit facility as if such transactions occurred at the beginning of the period presented.

(1)	Represents the income tax benefit (expense) related to these transactions.

(2)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	65,024
Restricted shares issued to executives and employees	253,239	759,717 shares, one-third vested

Total basic shares	25,293,969

Shares issuable upon conversion of limited partnership units issued upon formation	5,657,917
Shares issuable upon conversion of limited partnership units issued upon acquisition of Acquired Properties	106,675
Shares issuable upon conversion of limited partnership units issued upon acquisition of Dunn Properties	333,333
Shares issuable upon conversion of limited partnership units issued upon acquisition of FGS Properties	4,994,150
Shares issuable upon conversion of convertible preferred stock	7,447,865
Incremental diluted shares issuable for unvested restricted shares	8,151

Total diluted shares	43,842,060

(3)	Minority interest represents 30.06% of the net income (loss) before minority interest.

(4)	Represents Day, Dunn, Acquired Properties, Hyatt, or FGS estimated unaudited statements of operations for the periods preceding their acquisitions.

(5)	Represents additional depreciation expense associated with Day, Dunn, Acquired Properties, Hyatt, or FGS based on preliminary purchase price allocations.

(6)	Represents estimated interest expense associated with the mortgage debt assumed from the Acquired Properties or the mortgage debt executed with the acquisitions of Day Properties and one of the Acquired Properties (purchased from Household).

(7)	Represents estimated interest expense associated with the $210.0 million term loan, net of interest expense associated with debt payments of $127.6 million, associated with the acquisition of the Dunn Properties.

(8)	Represents additional amortization of deferred loan costs related to the $210.0 million term loan less the deferred loan costs amortization savings related to the written-off deferred loan costs.

(9)	Represents estimated interest expense associated with the debt assumed from FGS Properties.

(10)	Represents interest expense associated with the $28.4 million mortgage note payable entered into on December 24, 2003, as if $32.1 million was outstanding the entire period.

(11)	Represents interest expense associated with the $60 million credit facility entered into on February 5, 2004, as if such debt was outstanding the entire period.

(12)	Represents estimated preferred dividends on preferred stock as follows:

			shares	Annual	YTD
Series A preferred dividends	$2.1375	per share	2,300,000	$4,916,250	$3,687,188
Series B convertible preferred dividends	$0.56	per share	7,447,865	4,170,804	3,128,103

Total				$9,087,054	$6,815,291

(13)	Represents interest expense associated with the $15 million credit facility draw completed on October 1, 2004, as if such debt was outstanding the entire year.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

								(d)
		(a)		(b)		(c)		Acquired		(e)
	Historical	Formation		FelC or		Noble		Properties		Day
	December 31,	Pro Forma		Pro Forma		Pro Forma		Pro Forma		Pro Forma
	2003	Adjustments		Adjustments		Adjustments		Adjustments		Adjustments
Revenue
Rooms	$34,682,916	—		16,903,815	(10)	8,481,820	(10)	20,274,283	(10)	7,601,074	(10)
Food and beverage	6,158,916	—		2,000,382	(10)	193,408	(10)	6,214,127	(10)	—	(10)
Other	1,189,450	—		902,865	(10)	169,248	(10)	1,329,955	(10)	121,352	(10)

Total hotel revenue	42,031,282			19,807,062		8,844,476		27,818,365		7,722,426
Interest income from mezzanine loans	110,000	—		—		—		—		—
Asset management fees	137,319	—		—		—		—		—

Total Revenue	42,278,601	—		19,807,062		8,844,476		27,818,365		7,722,426

Expenses
Hotel operating expenses
Rooms	8,113,097	—		4,009,914	(10)	1,906,659	(10)	4,306,535	(10)	1,856,017	(10)
Food and beverage	4,702,780	—		1,863,416	(10)	160,677	(10)	4,400,336	(10)	—	(10)
Other direct	900,621	—		803,714	(10)	93,203	(10)	680,186	(10)	88,763	(10)
Indirect	14,823,432	—		7,182,638	(12)	2,626,606	(10)	8,150,486	(10)	2,599,559	(10)
Management fees	1,369,888	—		447,156	(10)	356,151	(10)	887,694	(10)	364,145	(10)
Property taxes, insurance, and other	2,858,050	—		1,186,956	(10)	480,617	(10)	1,214,622	(10)	386,122	(10)
Depreciation & amortization	4,932,676	140,284	(6)	1,383,821	(11)	950,548	(11)	2,939,014	(11)	704,033	(11)
Corporate general and administrative	4,002,950	6,073,762	(5)	—		—		—		—
		1,622,922	(4)
		—	(8)

Total Operating Expenses	41,703,494	7,836,968		16,877,615		6,574,461		22,578,873		5,998,639

Operating Income (Loss)	575,107	(7,836,968)		2,929,447		2,270,015		5,239,492		1,723,787

Interest income	289,133	—		—		—		—		—
Interest expense and amortization of loan costs	(5,000,206)	3,173,010	(1)	—		(419,222	)(13)	(1,930,610	)(13)	(980,000	)(13)
		284,000	(2)

Net Income (Loss) before Minority Interest and Income Taxes	(4,135,966)	(4,379,958)		2,929,447		1,850,793		3,308,882		743,787

Income tax benefit (expense)	(142,178)	—	(3)	(110,004	)(3)	(74,024	)(3)	(181,324	)(3)	507,530	(3)
Minority interest	357,943	2,244,682	(9)	(847,525	)(9)	(534,097	)(9)	(940,144	)(9)	(376,146	)(9)

Net Income (Loss)	$(3,920,201)	(2,135,276)		1,971,918		1,242,672		2,187,414		875,171

(Continued on next page.)

Ashford Hospitality Trust, Inc.
Consolidated Pro Forma Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

	(f)		(g)		(h)		(i)		Adjusted
	Dunn		Hyatt		FGS		Debt		Pro Forma
	Pro Forma		Pro Forma		Pro Forma		Pro Forma		December 31,
	Adjustments		Adjustments		Adjustments		Adjustments		2003
Revenue
Rooms	18,566,911	(10)	15,048,963	(10)	81,148,674	(10)	—		$202,708,456
Food and beverage	455,202	(10)	9,115,427	(10)	22,671,895	(10)	—		46,809,357
Other	464,523	(10)	2,408,847	(10)	6,822,370	(10)	—		13,408,610

Total hotel revenue	19,486,636		26,573,237		110,642,939		—		262,926,423
Interest income from mezzanine loans	—		—		—		—		110,000
Asset management fees	—		—		—		—		137,319

Total Revenue	19,486,636		26,573,237		110,642,939		—		263,173,742

Expenses
Hotel operating expenses
Rooms	4,041,496	(10)	4,560,932	(10)	16,746,679	(10)	—		45,541,329
Food and beverage	280,341	(10)	7,542,727	(10)	16,943,301	(10)	—		35,893,578
Other direct	253,906	(10)	629,944	(10)	2,258,288	(10)	—		5,708,625
Indirect	5,777,254	(10)	6,517,622	(10)	41,694,589	(10)	—		89,372,186
Management fees	1,168,705	(10)	740,103	(10)	3,453,292	(10)	—		8,787,134
Property taxes, insurance, and other	991,960	(10)	941,780	(10)	9,104,844	(10)	—		17,164,951
Depreciation & amortization	2,318,284	(11)	3,298,037	(11)	13,198,023	(11)	—		29,864,720
Corporate general and administrative	—		—		—		—		11,699,634

Total Operating Expenses	14,831,946		24,231,145		103,399,016		—		244,032,157

Operating Income (Loss)	4,654,690		2,342,092		7,243,923		—		19,141,585

Interest income	—		—		—		—		289,133
Interest expense and amortization of loan costs	(1,337,200	)(14)	(492,689	)(20)	(10,965,098	)(16)	(1,551,909	)(17)	(25,000,975)
	(3,810,294	)(15)					(1,970,757	)(18)

Net Income (Loss) before Minority Interest and Income Taxes	(492,804)		1,849,403		(3,721,175)		(3,522,666)		(5,570,257)

Income tax benefit (expense)	—	(3)	—	(3)	—	(3)	—	(3)	—
Minority interest	148,137	(9)	(555,930	)(9)	1,118,585	(9)	1,058,913	(9)	1,674,419

Net Income (Loss)	(344,667)		1,293,472		(2,602,590)		(2,463,753)		$(3,895,838)

Preferred dividends								(19)	(9,087,054)

Net Income (Loss) Applicable to Common Shareholders									$(12,982,892)

Earnings (Loss) Per Share:
Basic									$(0.51)

Diluted							anti-dilutive		$(0.43)

Weighted Average Shares Outstanding:
Basic								(7)	25,293,969

Diluted								(7)	43,842,060

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the Company’s formation transactions and its initial public offering on August 29, 2003.

(b)	Represents pro forma adjustments to reflect the acquisition of FelCor Properties on October 8, 2003.

(c)	Represents pro forma adjustments to reflect the acquisition of Noble Properties on November 24, 2003.

(d)	Represents pro forma adjustments to reflect the acquisition of the Acquired Properties on various dates in 2004, and the completion of the related $9.7 million mortgage note payable on July 7, 2004.

(e)	Represents pro forma adjustments to reflect the acquisition of Day Properties on July 23, 2004, and the completion of the related $19.6 million mortgage note payable on July 23, 2004.

(f)	Represents pro forma adjustments to reflect the acquisition of Dunn Properties on September 2, 2004, and the completion of the related $210.0 million term loan, net of debt payments of $127.6 million, completed September 2, 2004.

(g)	Represents pro forma adjustments to reflect the acquisition of Hyatt Orange County Hotel on October 1, 2004.

(h)	Represents pro forma adjustments to reflect the acquisition of FGS Properties, expected to close by February 2005.

(i)	Represents pro forma adjustments to reflect the completion of the $27.8 million mortgage note payable and the $60.0 million credit facility as if such transactions occurred at the beginning of the period presented.

(1)	Represents the interest expense reduction due to payoff of mortgage notes payable.

(2)	Represents elimination of deferred loan costs amortization due to payoff of mortgage notes payable.

(3)	Represents the income tax benefit (expense) related to these transactions.

(4)	Represents restricted shares issued to officers, employees, and employees of affiliates vesting one-third annually. Pro forma compensation expense is calculated as follows: 689,317 shares valued at $9 per share offering price for total compensation cost of $6,203,853, of which one third vests annually to generate an eight-month cost of $1,378,634 for the period preceding the Company’s formation plus 70,400 shares valued at $10.41 per share at the date of grant for total compensation cost of $732,864, of which one third vests annually to generate an annual cost of $244,288.

(5)	Represents additional general and administrative expenses associated with the operations of the Company, which includes projected compensation and benefit expenses, along with related overhead and administration expense calculated on an historical basis.

(6)	Represents additional depreciation expense resulting from step-up of net carrying value due to acquisition of minority interests.

(7)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	65,024
Restricted shares issued to executives and employees	253,239	759,717 shares, one-third vested

Total basic shares	25,293,969

Shares issuable upon conversion of limited partnership units issued upon formation	5,657,917
Shares issuable upon conversion of limited partnership units issued upon acquistion of Acquired Properties	106,675
Shares issuable upon conversion of limited partnership units issued upon acquistion of Dunn Properties	333,333
Shares issuable upon conversion of limited partnership units issued upon acquistion of FGS Properties	4,994,150
Shares issuable upon conversion of convertible preferred stock	7,447,865
Incremental diluted shares issuable for unvested restricted shares	8,151

Total diluted shares	43,842,060

(8)	Represents restricted shares issued to directors that vest after three months. Pro forma compensation expense is calculated as follows: 25,000 shares valued at $9 per share offering price for total compensation cost of $225,000, which was recorded by the Company prior to December 31, 2003.

(9)	Minority interest represents 30.06% of the net income (loss) before minority interest.

(10)	Represents FelCor, Noble, Day, Dunn, Acquired Properties, Hyatt, or FGS estimated unaudited statements of operations for the periods preceding their acquisitions.

(11)	Represents additional depreciation expense associated with the acquired FelCor, Noble, Day, Dunn, Acquired Properties, Hyatt, or FGS based on preliminary purchase price allocations.

(12)	Represents FelCor’s estimated unaudited statements of operations for the period preceding its acquisition plus additional franchise fees of $313,500.

(13)	Represents estimated interest expense associated with the mortgage debt assumed from Noble Properties or Acquired Properties or the mortgage debt executed with the acquisitions of the Day Properties and one of the Acquired Properties (purchased from Household).

(14)	Represents estimated interest expense associated with the $210.0 million term loan, net of interest expense associated with debt payments of $127.6 million, associated with the acquisition of the Dunn Properties.

(15)	Represents additional amortization of deferred loan costs related to the $210.0 million term loan, plus the write-off of unamortized deferred loan costs charged-off with respect to the related debt reductions, less the deferred loan costs amortization savings related to the written-off deferred loan costs.

(16)	Represents estimated interest expense associated with the debt assumed from FGS Properties.

(17)	Represents interest expense associated with the $27.8 million mortgage note payable completed on December 24, 2003, as if $32.1 million was outstanding the entire year.

(18)	Represents interest expense associated with the $60 million credit facility completed on February 5, 2004, as if such debt was outstanding the entire year.

(19)	Represents estimated preferred dividends on preferred stock as follows:

Series A preferred dividends	$2.1375	per share	2,300,000	shares	$4,916,250
Series B convertible preferred dividends	$0.56	per share	7,447,865	shares	4,170,804

Total					$9,087,054

(20)	Represents interest expense associated with the $15 million credit facility draw completed on October 1, 2004, as if such debt was outstanding the entire year.

EXHIBITS

     23.1 Consent of Independent Auditors

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2004

ASHFORD HOSPITALITY TRUST, INC.

By:/s/ DAVID J. KIMICHIK

David J. Kimichik
Chief Financial Officer